STONE RIDGE TRUST

STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND

STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND

STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND

STONE RIDGE INTERNATIONAL DEVELOPED MARKETS  VARIANCE RISK PREMIUM FUND

STONE RIDGE GLOBAL EQUITY VARIANCE  RISK PREMIUM MASTER FUND

SUPPLEMENT DATED AUGUST 26, 2019

TO

PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED

MARCH 1, 2019

Stone Ridge U.S. Small Cap Variance Risk Premium Fund (“U.S. Small Cap VRP Fund”)

Stone Ridge International Developed Markets Variance Risk Premium Fund (“Developed Markets VRP Fund”)

On August 23, 2019, the Board of Trustees (the “Board”) of Stone Ridge Trust (the “Trust”) (i) approved an Agreement and Plan of Reorganization pursuant to which U.S. Small Cap VRP Fund will be reorganized with and into Stone Ridge U.S. Large Cap Variance Risk Premium Fund (“U.S. Large Cap VRP Fund” or “Acquiring Fund”) and (ii) approved an Agreement and Plan of Reorganization pursuant to which Developed Markets VRP Fund (together with the U.S. Small Cap VRP Fund, the “Target Funds” and, together with the Acquiring Fund, the “Funds”) will be reorganized with and into U.S. Large Cap VRP Fund (both such transactions being referred to as the “Reorganizations”). Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Effective August 26, 2019, each Target Fund’s shares will no longer be available for purchase by new investors.

The closing date of each Reorganization is expected to occur on or about October 28, 2019. Shareholder approval is not required to effect the Reorganizations. The closing date may change without notice to shareholders.

Under the terms of each Agreement and Plan of Reorganization, Class I and Class M shareholders of the applicable Target Fund will receive a number of Class I shares and Class M shares of the Acquiring Fund, respectively, equal in dollar value to the interests of such shareholders in the Target Fund, with each Fund’s shares valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the business day immediately prior to the closing date.

Each Target Fund and the Acquiring Fund have identical investment objectives and substantially similar investment strategies. The U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund have identical fundamental investment restrictions. The U.S. Large Cap VRP Fund and the Developed Markets VRP Fund have substantially similar fundamental investment restrictions. Each of the Funds seeks “variance risk premiums” in equity options, seeking to benefit over the long-term from the difference between the level of volatility priced into the options it sells and the level of volatility realized on the securities underlying those options. The Acquiring Fund writes options related to U.S. large cap securities. The U.S. Small Cap VRP Fund writes options on U.S. small cap securities. The Developed Markets VRP Fund writes options on developed market securities. The Acquiring Fund’s investment objective and strategy will remain unchanged following the Reorganizations: it will continue to be managed by the same portfolio management team in the same manner and with the same exposures as the pre-reorganization U.S. Large Cap VRP Fund.

In anticipation of the Reorganizations, each Target Fund will, shortly before the closing of the Reorganizations, begin the process of closing out of its options contracts and, as such, will not be managed in accordance with its strategy. Information about U.S. Large Cap VRP Fund is set forth in the Prospectus for the VRP Funds. Additional information about U.S. Large Cap VRP Fund appears below.

Stone Ridge U.S. Variance Risk Premium Master Fund (“U.S. VRP Master Fund”)

Stone Ridge Global Equity Variance Risk Premium Master Fund (“Global VRP Master Fund”)

On August 23, 2019, the Board of the Trust approved a plan of liquidation for U.S. VRP Master Fund and Global VRP Master Fund (together with the U.S. VRP Master Fund, the “Liquidating Funds”). The liquidations of U.S. VRP Master Fund and Global VRP Master Fund are expected to take place on or about October 28, 2019 (the “Liquidation Date”). Effective August 26, 2019, the Liquidating Funds’ shares will no longer be available for purchase by new investors.

Stone Ridge Asset Management LLC (the “Adviser”) expects to operate each Liquidating Fund pursuant to its stated investment strategies through October 22, 2019. Upon the closing of the Reorganizations, each Liquidating Fund will receive shares of U.S. Large Cap VRP Fund and will no longer be able to operate pursuant to its strategy. As such, each Liquidating Fund will cease its business, wind up its affairs, and distribute its assets to its shareholders in a combination of cash and shares of U.S. Large Cap VRP Fund, the only remaining holding of the Liquidating Funds. In each case, the liquidation proceeds are expected to be distributed promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Liquidating Funds.

Stone Ridge U.S. Large Cap Variance Risk Premium Fund

On August 23, 2019, the Board approved an investment management agreement and expense limitation agreement for U.S. Large Cap VRP Fund (the “Fund”) and changes to the Fund’s name and investment policy.

Effective October 28, 2019, the management fee paid by the Fund will be reduced from 1.25% of the Fund’s average daily net assets to 0.50% of the Fund’s average daily net assets. In addition, through February 28, 2021, the Adviser has contractually agreed to waive its management fee and/or otherwise bear expenses of the Fund in order to limit the Fund’s Class I shares’ total expenses to 0.50% and to limit the Fund’s Class M shares’ total expenses to 0.65% (subject to certain exceptions), as described more fully below. The Fees and Expenses table and Expense Example for the Fund on page S-1 of the Prospectus are replaced in their entirety with the following:

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses	Class I	Class M
(expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.78%	0.78%

Total Annual Fund Operating Expenses	1.28%	1.43%
(Fee Waiver and/or Expense Reimbursement)/Recoupment(2)	(0.78)%	(0.78)%

Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement)/Recoupment	0.50%	0.65%

(1)	Other Expenses have been restated and are based on estimated amounts for the Fund’s current fiscal year.
(2)

Through February 28, 2021, the Adviser (defined below) has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund or a Class thereof (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses, other than Excluded Expenses, of the applicable Class to 0.50% for Class I shares and 0.65% for Class M shares of the average daily net assets attributable to such Class of shares. The Adviser shall be entitled to recoup in later periods expenses attributable to a Class that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Class of shares (including offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by the Investment Company Act of 1940, as amended) and the consent of the Adviser.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$51	$329	$627	$1,477
Class M Shares	$66	$376	$707	$1,646

Effective October 28, 2019, the investment minimum for Class I shares of the Fund will decrease from $25 million to $500,000 and the investment minimum for Class M shares of the Fund will decrease from $10 million to $2,500. Class M shareholders that become eligible to purchase Class I shares may request conversion of their Class M shares by contacting their intermediary, or, if held directly, by contacting the Transfer Agent at (855) 609-3680.

Please Retain This Supplement for Future Reference

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective October 28, 2019, the Stone Ridge U.S. Large Cap Variance Risk Premium Fund will change its name to Stone Ridge U.S. Hedged Equity Fund.

At the time of the change to the Fund’s name, the Fund’s policy that, under normal market conditions, at least 80% of the value of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be subject to written put and call options on U.S. large cap securities will be changed to read as follows:

Under normal market conditions, at least 80% of the value of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be subject to written put and call options on U.S. equity securities.

There are no other changes to the Fund’s investment strategy and there are no changes to the Fund’s principal investment risks and exposures as a result of the Fund’s name change and investment policy change.

Please Retain This Supplement for Future Reference